Operating Leases	6 Months Ended
Jun. 30, 2018
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Operating Leases
14.	Operating Leases

The Company leases its corporate headquarters under an agreement term of five years which expires in the fourth quarter of 2021. If the lease is not terminated by Merus N.V. it will be automatically renewed for a period of two years. The agreed rental price is €0.4 million per year. On May 1, 2018, the Company leased additional space to expand its corporate headquarters under a separate agreement. Under the terms of the new agreement, the term began on May 1, 2018, and expires in the fourth quarter of 2021. The agreed upon rental price is €0.5 million per year.

For leases that contain fixed increases in the minimum annual lease payment during the original term of the lease, the Company recognizes rental expense on a straight-line basis over the lease term and records the difference between rent expense and the amount currently payable as deferred rent as a component of other liabilities and accruals. For the three and six months ended June 30, 2018, the Company recognized €0.3 million and €0.5 million, respectively, compared to €0.2 million and €0.3 million for the three and six months ended June 30, 2017, respectively, for rent and service charges related to the office space. In addition, the Company has provided a deposit of €0.1 million included in other assets as of June 30, 2018, and December 31, 2017.